UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        April 16, 2007 (April 12, 2007)

                               Aircastle Limited
            (Exact name of registrant as specified in its charter)


             Bermuda                  001-32959                98-0444035
-------------------------------- ------------------ ----------------------------
(State or other jurisdiction of     (Commission            (IRS Employer
         incorporation)             File Number)          Identification No.)


                c/o Aircastle Advisor LLC
     300 First Stamford Place, Stamford, Connecticut                 06902
------------------------------------------------------------ -------------------
         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (203) 504-1020
                                                     ---------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

Employment Letter with Michael Inglese

On April 12, 2007, Aircastle Limited ("Aircastle" or the "Company"), through its subsidiary, Aircastle Advisor LLC, entered into a letter agreement with Michael Inglese (the "Employment Letter"). The following summary of certain provisions of the Employment Letter is qualified in its entirety by reference to the Employment Letter, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Pursuant to the Employment Letter, Michael Inglese was hired to serve as Chief Financial Officer, starting April 12, 2007. Mr. Inglese will receive a salary of $300,000, and a bonus in respect of 2007, payable in January 2008, of $450,000. Any bonuses thereafter will be discretionary. Mr. Inglese will purchase 35,000 of the Company's shares at fair market value and, pursuant to a restricted share agreement, will be granted 135,000 restricted shares. The Employment Letter provides that, if the Company terminates him without "cause" or he terminates his employment for "good reason" (as such terms are defined in the Employment Letter), the Company will pay him an amount equal to his base salary, plus, if the termination occurs before he has been paid the 2007 bonus, $450,000.

In connection with the Employment Letter, Mr. Inglese also entered into an indemnification agreement, the form of which is filed as Exhibit 10.31 to the Company's Annual Report on Form 10-K filed on March 22, 2007, which is incorporated herein by reference.

Separation Agreement with Mark Zeidman

On April 12, 2007, the Company, through its subsidiary, Aircastle Advisor LLC, entered into a separation agreement with Mark Zeidman (the "Separation Agreement"), Chief Financial Officer of the Company. The following summary of certain provisions of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, filed as Exhibit 10.2 hereto and incorporated herein by reference.

Mark Zeidman's employment letter was superseded by the Separation Agreement, pursuant to which Mr. Zeidman agreed to resign as Chief Financial Officer upon the hiring of another individual to serve as Chief Financial Officer and to continue as a key employee, assisting in the transition, until April 30, 2007 or an earlier agreed-upon date. The Separation Agreement also provides a general release of any claims Mr. Zeidman might have against the Company, incorporates some employment letter provisions and amends Mr. Zeidman's restricted share agreement. Mr. Zeidman agreed not to compete with the Company during his employment, and, if the Company terminates his employment with "cause" or he terminates his employment for any reason or his employment is terminated in accordance with the Separation Agreement, he must not compete with the Company for six months after termination as to any aircraft leasing and/or aircraft finance business, unless the Company otherwise agrees. Mr. Zeidman has agreed that through the end of the eighteen month period following his termination of employment, he will not solicit or encourage any of the Company's then current employees or independent contractors to


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leave the employment or other service of the Company or hire any employee or independent contractor who has left the employment or other service of the Company within the one year period following such individual's termination of employment or service, unless the Company otherwise agrees. In addition, Mr. Zeidman has agreed that through the end of the two year period following his termination of employment, he will not intentionally interfere with the Company's or Fortress Investment Group LLC's ("Fortress") relationship with any investor in Aircastle, Fortress or any fund, business or account managed by Fortress. Pursuant to Mr. Zeidman's restricted share agreement, as amended by the Separation Agreement, upon the termination of his employment in accordance with the Separation Agreement, all of the restricted shares that are unvested as of the termination will immediately vest.

A copy of the press release announcing the employment of Mr. Inglese and the resignation of Mr. Zeidman is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 5 -- Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Mr. Zeidman resigned as Chief Financial Officer of the Company on April 12, 2007.

(c) On April 12, 2007, the Company appointed Mr. Inglese as the Company's Chief Financial Officer. Prior to joining the Company, Mr. Inglese, age 46, served as an Executive Vice President and Chief Financial Officer of PanAmSat Holding Corporation, where he served as CFO from June 2000 until the closing of PanAmSat's sale to Intelsat in July 2006. Mr. Inglese joined PanAmSat in May 1998 as Vice President, Finance after serving as Chief Financial Officer for DIRECTV Japan, Inc.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Employment Letter, dated April 12, 2007, between Aircastle Advisor LLC and Michael Inglese

10.2 Separation Agreement, dated April 12, 2007, between Aircastle Advisor LLC and Mark Zeidman

99.1     Press Release dated April 13, 2007




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AIRCASTLE LIMITED
                                        (Registrant)


                                        /s/ David Walton
                                        ----------------------------------------
                                        David Walton
                                        Chief Operating Officer, General Counsel
                                        and Secretary


Dated: April 16, 2007


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                                 EXHIBIT INDEX

Exhibit Number        Exhibit
--------------        ---------------------------------------------------------

10.1 Employment Letter, dated April 12, 2007, between Aircastle Advisor LLC and Michael Inglese

10.2 Separation Agreement, dated April 12, 2007, between Aircastle Advisor LLC and Mark Zeidman

99.1                  Press Release dated April 13, 2007